SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

(Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported): December 16, 2008

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A Napa, California	94458
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation F-D Disclosure

Pursuant to Rule 100(a)(2) of Regulation F-D, the Company is providing the December 16, 2008 Annual General Meeting Shareholder Presentation.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

10.1	December 16, 2008 Annual General Meeting Shareholder Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2008		SENETEK PLC
(Registrant)

	By:	/s/ William F. O’Kelly
		Name:	William F. O’Kelly
		Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	December 16, 2008 Annual General Meeting Shareholder Presentation